UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2021

MKS Instruments, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts	01810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 978-645-5500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MKSI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On July 1, 2021, MKS Instruments, Inc., a Massachusetts corporation (the “Company” or “MKS”), and Atotech Limited, a Bailiwick of Jersey company (“Atotech”), issued a joint press release announcing entry into a definitive agreement (the “Implementation Agreement”) on July 1, 2021, providing for, subject to the terms and conditions of the Implementation Agreement, the acquisition (the “Acquisition”) of Atotech by the Company, which is expected to be implemented by means of a scheme of arrangement under the laws of Jersey. Pursuant to the Implementation Agreement, upon the effective date of the Acquisition, the Company will acquire each issued and outstanding common share of Atotech in exchange for per share consideration of $16.20 in cash and 0.0552 of a share of MKS common stock. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The Company announced that it will hold an investor call and webcast on July 1, 2021 at 8:30 a.m. Eastern Time to discuss the Acquisition. Ahead of this call, the Company is making available an investor presentation which will be discussed on the call and which is furnished as Exhibit 99.2 hereto.

The information contained in Item 7.01 of this Current Report and in the accompanying exhibits is being furnished pursuant to Item 7.01 and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint Press Release dated July 1, 2021, issued by the Company and Atotech

99.2	Investor Presentation dated July 1, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

	By:	/s/ Seth H. Bagshaw
Date: July 1, 2021	Name:	Seth H. Bagshaw
	Title:	Senior Vice President, Chief Financial Officer and Treasurer